Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:                             Press Contact:

Suzanne Schmidt IDT Investor Relations Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Dean Solov IDT Worldwide Marketing Phone: (408) 284-2608 E-mail: dean.solov@idt.com

IDT REPORTS Q1 FISCAL YEAR 2017 FINANCIAL RESULTS
Q1 FY17 Revenue of $192.1M; up 1.5% Q/Q and 19.4% Y/Y
Q1 FY17 GAAP Diluted EPS of $0.15; Q1 FY17 Non-GAAP Diluted EPS of $0.36

SAN JOSE, Calif., August 1, 2016 - Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI) today announced results for the fiscal first quarter 2017, ended July 3, 2016.

“First quarter fiscal 2017 revenue increased by over 19 percent year-over-year, driven by broad strength across our consumer, communications, automotive and industrial end markets. On a sequential basis, growth was driven by consumer timing, wireless charging and mobile sensing products,” said Greg Waters, president and chief executive officer.

“Operationally, we achieved two significant milestones in our integration of ZMDI. First, we reached an agreement on the labor-related aspects of the restructuring, and second, we completed the automotive qualification of our test facility in Penang, Malaysia. With both of these goals successfully met, we are tracking ahead of plan on the combination. Design-win traction remains strong across all of our target market segments, and we look forward to continuing to deliver exceptional operating results as the fiscal year unfolds,” concluded Mr. Waters.

Recent Business Highlights - Consumer

•	IDT Speeds Adoption of Wireless Power in Ultra-Compact, Low-Power Applications

•	IDT Wireless Charging Technology Powers China’s New Ticwatch

•	Implantable Glucose Sensor Featuring IDT Sensing Technology Awarded CE Mark

•	iHome Selects IDT Technology to Provide Convenience of Wireless Charging in Hotel Rooms

Recent Business Highlights - Auto and Industrial

•	IDT Completes Full Automotive Qualification of Penang, Malaysia Test Facility

•	IDT Selects Marubeni Information Systems for Japanese Distribution

•	IDT Demonstrates gas, optical and thermopile sensors for industrial and automotive applications at Sensors Expo

•	IDT Demonstrates high-precision magneto-resistive sensors at Sensor and Test

•	IDT Demonstrates Next-Generation Sensor Signal Conditioning IC's for high-temperature sensing greater than 1000 degrees C

•	IDT Demonstrates UL Certified Arc Fault Detection system for photovoltaic systems
Recent Business Highlights - Computing

•	IDT and BAE Systems Win Electrons d’Or Award for Space-Grade Chip that Speeds Data Movement in Space

•	IDT Introduces Latest Generation Highly Integrated, Programmable and Scalable Power Management IC

•	IDT RapidIO Technology Speeds Data Movement in Sugon’s New Super Server

•	IDT and CERN openlab Mark Milestone for Data Acquisition and Data Center Analytics Applications Used for Large Hadron Collider

•	IDT Collaborates with Cavium to Support Hyperscale Data Centers

Recent Business Highlights - Communications

•	New IDT 12-Output Clock Generator Delivers Best-In-Class Jitter Performance for Today’s Demanding Applicatons

•	IDT’s New VersaClock 3S Clock Generators Deliver Innovative Features for Optimal Blend of Performance, Power, and Flexibility

•	IDT Introduces New Constant Linearity Technology with Launch of Latest RF Digital VGA

•	IDT’s Latest Broadband RF Switches Deliver Industry-Leading Isolation and Power Handling While Maintaining Low Insertion Loss

•	New Addition to IDT’s FemtoClock Family Delivers Unparalleled Frequency Flexibility for Complex Timing Networks

The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

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Revenue from continuing operations for the fiscal first quarter of 2017 was $192.1 million. This compared with $189.4 million reported last quarter, and $160.9 million reported in the same period one year ago.

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GAAP net income from continuing operations for the fiscal first quarter of 2017 was $20.9 million, or $0.15 per diluted share, versus GAAP net income from continuing operations of $81.6 million or $0.59 per diluted share last quarter, and GAAP net income from continuing operations of $38.7 million or $0.25 per share in the same period one year ago. Fiscal first quarter GAAP results include $10.5 million in stock-based compensation, $21.0 million in acquisition and restructuring charges, $3.3 million in non-cash interest expense and $4.5 million in related tax effects.

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Non-GAAP net income for the fiscal first quarter of 2017 was $51.2 million or $0.36 per diluted share, compared with non-GAAP net income of $51.5 million or $0.36 per diluted share last quarter, and non-GAAP net income of $48.2 million or $0.31 per diluted share reported in the same period one year ago.

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GAAP gross profit from continuing operations for the fiscal first quarter of 2017 was $108.3 million, or 56.4 percent, compared with GAAP gross profit of $108.0 million or 57.0 percent last quarter, and $99.2 million, or 61.7 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal fourth quarter of 2016 was $117.9 million, or 61.3 percent, compared with non-GAAP gross profit of $117.0 million, or 61.8 percent last quarter, and $100.9 million, or 62.7 percent, reported in the same period one year ago.

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GAAP R&D expense for the fiscal first quarter of 2017 was $49.6 million, compared with GAAP R&D expense of $41.0 million last quarter, and $33.8 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal first quarter of 2017 was $37.7 million, compared with non-GAAP R&D expense of $36.1 million last quarter, and $29.7 million in the same period one year ago.

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GAAP SG&A expense for the fiscal first quarter of 2017 was $38.8 million, compared with GAAP SG&A expense of $40.3 million last quarter, and $28.1 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal first quarter of 2017 was $28.3 million, compared with non-GAAP SG&A expense of $28.9 million last quarter, and $24.0 million in the same period one year ago.

Webcast and Conference Call Information

Investors may listen to the live call at 1:30 p.m. Pacific Time on August 2, 2016 by calling (888) 637-7746. The access code is 4949921. Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific Time on August 1, 2016. The webcast replay will be available after 4:30 p.m. Pacific Time on August 1, 2016 for one week.

IDT’s next regularly scheduled Quiet Period will begin September 19, 2016, during which time IDT representatives will not comment on IDT’s business outlook, financial results or expectations. The Quiet Period will extend until the day when IDT’s second quarter fiscal 2017 earnings release is published.

About IDT
Integrated Device Technology, Inc. develops system-level solutions that optimize its customers’ applications. IDT’s market-leading products in RF, timing, wireless power transfer, serial switching, interfaces and sensing solutions are among the company’s broad array of complete mixed-signal solutions for the communications, computing, consumer, automotive and industrial segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, YouTube and Google+.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended April 3, 2016. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:

Cost of revenues;
    Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest and other income (expense);
Provision for (benefit from) income taxes, continuing operations;
Operating income;
Net income from continuing operations;
Diluted net income per share, continuing operations; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments including accelerated depreciation of certain assets no longer in use.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community. Other adjustments primarily include:

•	Stock based compensation expense.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

•	Non-cash interest expense, consists of amortization of issuance cost and accretion of discount related to the convertible notes.

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Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

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Tax effects of non-GAAP adjustments. Effective first quarter of fiscal 2016, the Company changed its methodology for reporting non-GAAP taxes to be based on estimated cash tax expense and reserves. The Company forecasts its annual cash tax liability and allocates the tax to each quarter in proportion to earnings for that period. This approach is designed to enhance the ability of investors to understand the impact of the Company's tax expense on its current operations, provide improved modeling accuracy, and substantially reduce fluctuations caused by GAAP to non-GAAP adjustments, which may not reflect actual cash tax expense. Non-GAAP tax amounts for periods prior to March 30, 2015 have not been adjusted to reflect the new methodology.

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Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended
	July 3	Apr. 3	June 28
	2016	2016	2015
Revenues	$192,128	$189,361	$160,907
Cost of revenues	83,779	81,398	61,673
Gross profit	108,349	107,963	99,234
Operating expenses:
Research and development	49,648	41,023	33,754
Selling, general and administrative	38,816	40,287	28,143
Total operating expenses	88,464	81,310	61,897

Operating income	19,885	26,653	37,337

Interest and other income (expense), net	(2,496)	(3,601)	1,818
Income from continuing operations before income taxes	17,389	23,052	39,155
Provision for (benefit from) income taxes	(3,558)	(58,559)	435

Net income from continuing operations	20,947	81,611	38,720

Discontinued operations:
Loss from discontinued operations	—	—	(547)
Provision for income taxes	—	—	15
Net loss from discontinued operations	—	—	(562)

Net income	$20,947	$81,611	$38,158

Basic net income per share - continuing operations	$0.16	$0.61	$0.26
Basic net income per share - discontinued operations	—	—	—
Basic net income per share	$0.16	$0.61	$0.26

Diluted net income per share - continuing operations	$0.15	$0.59	$0.25
Diluted net income per share - discontinued operations	—	—	—
Diluted net income per share	$0.15	$0.59	$0.25

Weighted average shares:
Basic	133,934	134,788	148,396
Diluted	138,109	139,239	153,758

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended
	July 3	Apr. 3	June 28
	2016	2016	2015

GAAP net income from continuing operations	$20,947	$81,611	$38,720
GAAP diluted net income per share - continuing operations	$0.15	$0.59	$0.25
Acquisition related:
Amortization of acquisition related intangibles	5,775	9,347	832
Acquisition related fees	—	245	—
Amortization of fair market value adjustment to inventory	2,395	4,641	—
Restructuring related:
Severance and retention costs	11,918	2,587	921
Facility closure costs	19	53	—
Assets impairment and other	870	—	147
Other:
Stock-based compensation expense	10,515	8,249	7,866
Non-cash interest expense	3,268	3,191	—
Gain from divestiture	—	—	(51)
Asset impairment and other	—	—	(325)
Compensation expense - deferred compensation plan	402	157	115
Gain on deferred compensation plan securities	(392)	(151)	(108)
Non-GAAP tax adjustments	(4,540)	(58,388)	83
Non-GAAP net income from continuing operations	$51,177	$51,542	$48,200
GAAP weighted average shares - diluted	138,109	139,239	153,758
Non-GAAP adjustment	2,287	2,100	1,836
Non-GAAP weighted average shares - diluted	140,396	141,339	155,594
Non-GAAP diluted net income per share - continuing operations	$0.36	$0.36	$0.31

GAAP gross profit	$108,349	$107,963	$99,234
Acquisition related:
Amortization of acquisition related intangibles	3,415	3,355	617
Amortization of fair market value adjustment to inventory	2,395	4,641	—
Restructuring related:
Severance and retention costs	2,430	262	182
Assets impairment and other	336	—	147
Other:
Compensation expense - deferred compensation plan	148	58	42
Stock-based compensation expense	779	715	682
Non-GAAP gross profit	$117,852	$116,994	$100,904

GAAP R&D expenses:	$49,648	$41,023	$33,754
Restructuring related:
Severance and retention costs	(7,334)	(1,152)	(347)
Assets impairment and other	(107)	—	—
Other:
Compensation expense - deferred compensation plan	(157)	(61)	(45)
Stock-based compensation expense	(4,308)	(3,660)	(3,632)
Non-GAAP R&D expenses	$37,742	$36,150	$29,730

GAAP SG&A expenses:	$38,816	$40,287	$28,143
Acquisition related:
Amortization of acquisition related intangibles	(2,360)	(5,992)	(215)
Acquisition related fees	—	(245)	—
Restructuring related:
Severance and retention costs	(2,154)	(1,173)	(392)
Facility closure costs	(18)	(53)	—
Assets impairment and other	(428)	—	—
Other:
Compensation expense - deferred compensation plan	(98)	(38)	(28)
Stock-based compensation expense	(5,428)	(3,874)	(3,552)
Non-GAAP SG&A expenses	$28,330	$28,912	$23,956

GAAP interest and other income (expense), net	$(2,496)	$(3,601)	$1,818
Non-cash interest expense	3,268	3,191	—
Gain from divestiture	—	—	(51)
Gain on deferred compensation plan securities	(393)	(151)	(108)
Assets impairment and other	—	—	(325)
Non-GAAP interest and other income (expense), net	$379	$(561)	$1,334

GAAP provision for (benefit from) income taxes - continuing operations	$(3,558)	$(58,559)	$435
Non-GAAP tax adjustments	4,540	58,388	(83)
Non-GAAP provision for (benefit from) income taxes - continuing operations	$982	$(171)	$352

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	July 3	Apr. 3
(In thousands)	2016	2016

ASSETS
Current assets:
Cash and cash equivalents	$150,985	$203,231
Short-term investments	199,661	151,233
Accounts receivable, net	80,622	74,386
Inventories	45,107	54,243
Prepaid and other current assets	14,950	15,008
Assets held for sale	4,155	—
Total current assets	495,480	498,101

Property, plant and equipment, net	74,845	73,877
Goodwill	305,572	305,733
Acquisition-related intangibles	121,479	127,761
Deferred non-current tax assets	85,726	60,929
Other assets	31,739	32,788
TOTAL ASSETS	$1,114,841	$1,099,189

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$32,773	$39,858
Accrued compensation and related expenses	22,332	45,269
Deferred income on shipments to distributors	12,285	7,006
Other accrued liabilities	23,166	14,974
Liabilities held for sale	2,732	—
Total current liabilities	93,288	107,107

Deferred tax liabilities	15,090	19,712
Long-term income taxes payable	976	2,190
Convertible notes	275,489	272,221
Other long-term obligations	21,808	21,264
Total liabilities	406,651	422,494

Stockholders' equity	708,190	676,695

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,114,841	$1,099,189